Execution Copy

                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT

     The EMPLOYMENT AGREEMENT (the "Agreement"), dated as of June 6, 2002, by and between Prime Retail, Inc., a Maryland corporation ("Prime"), and the sole general partner of Prime Retail, L.P., a Delaware limited partnership (the "Operating Partnership"), and Frederick J. Meno IV (the "Executive"), is hereby amended by this Amendment, effective August 12, 2002, in the following respects:

        1. Subpart (B) of Section 4(a)(1) is hereby deleted in its entirety and replaced with the following:

                (B) if such termination occurs during the Original Term, a termination payment in an amount equal to the product of (x) the number of full and partial years remaining in the Original Term, and (y) the sum of (i) Executive's then current Base Salary and
                (ii) a bonus payment equal to 100% of the average annual bonus (which term shall exclude awards received pursuant to the Prime Retail, Inc. 2002 Long-Term Incentive Plan) paid to Executive for the two most recent calendar years in which he received a bonus, or if no such bonus payments were made to Executive, a bonus payment equal to 50% of his then current Base Salary (the sum of the amounts determined by adding clauses (i) and (ii) is in the aggregate hereinafter referred to as the "One-Year Pay Equivalent"), and the product of (x) and (y) shall be payable within thirty (30) days of the effective date of termination;

        2. The following subpart (E) is hereby added to Section 4(a)(1) of the Agreement:

                (E) all vested but undistributed awards under the Prime Retail, Inc. 2002 Long-Term Incentive Plan, payable to Executive in accordance with the provisions of that plan.

        3. The following subpart (D) is hereby added to Section 4(a)(2) of the Agreement:

                (D) receive all vested but undistributed awards under the Prime Retail, Inc. 2002 Long-Term Incentive Plan, payable to Executive in accordance with the provisions of that plan.

        4.      The  following  subpart (E) is  added  to Section 4(a)(4) of the
Agreement:

                (E) all vested but undistributed awards under the Prime Retail, Inc. 2002 Long-Term Incentive Plan, payable to Executive in accordance with the provisions of that plan.

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                                    Page (2)


        5. Subpart (B) of Section 4(b)(1) is hereby deleted in its entirety and replaced with the following:

                (B) any earned and unpaid bonus(es) otherwise payable to him in accordance with Section 3(b), and all vested but undistributed awards under the Prime Retail, Inc. 2002 Long-Term Incentive Plan, payable to Executive in accordance with the provisions of that plan;

        6. The following sentence is hereby added at the end of Section 4(c), "Death":

                In addition, the Executive's estate shall be entitled to receive all vested but undistributed awards under the Prime Retail, Inc. 2002 Long-Term Incentive Plan, payable to the estate in accordance with the provisions of that plan.

        7. Subpart (2) of Section 4(d), "Termination Following a Change of Control," is hereby deleted in its entirety and replaced with the following:

                (2) a termination payment in an amount equal to 1.5 times the One-Year Pay Equivalent, which amount shall be payable within thirty (30) days of the effective date of termination;
                provided, however, that if Executive has received a milestone bonus under the Prime Retail, Inc. 2002 Long-Term Incentive Plan the vesting of which was accelerated pursuant to Section 5.3(a)
                (iv) thereof but the amount of which was not reduced pursuant to the last sentence of Section 5.4 thereof (the "Change of Control Accelerated Award"), the termination payment described in this subpart (2) shall be reduced by the amount that such Change of Control Accelerated Award would have been reduced pursuant to the last sentence of Section 5.4 of the Prime Retail, Inc. 2002 Long-Term Incentive Plan had the termination payment been due and owing under this Section 4(d) at the time the Change of Control Accelerated Award was distributed to Executive;

        8. This Amendment may be executed in one or more counterparts which taken together shall constitute one and the same instrument.

EXECUTIVE:

/s/ Frederick J. Meno, IV
------------------------------
         Frederick J. Meno IV


PRIME RETAIL, INC., a Maryland            PRIME RETAIL, L.P., a Delaware limited
corporation                               partnership


By:     /s/ Glenn D. Reschke               By:    Prime Retail, Inc.
        --------------------
Name:   GLENN D. RESCHKE                   Its:   Sole General Partner
Title:  CHAIRMAN AND CEO                   By:    /s/ Glenn D. Reschke
                                                  -----------------------
                                           Name:  GLENN D. RESCHKE
                                           Title: CHAIRMAN AND CEO